Exhibit 99.2
UNITED STATES DISTRICT COURT
FOR THE MIDDLE DISTRICT OF FLORIDA
JACKSONVILLE DIVISION

NICHOLAS YINGLING, derivatively on behalf of Nominal Defendant, REDWIRE CORPORATION,

Plaintiff,

v.

PETER CANNITO, LES DANIELS, REGGIE BROTHERS, JOANNE ISHAM, KIRK KONERT, JONATHAN E. BALIFF, JOHN S. BOLTON, and WILLIAM READ,

Defendants,

and

REDWIRE CORPORATION,

Nominal Defendant.
Case No. 3:24-CV-01172-BJD-LLL

STIPULATION AND AGREEMENT OF SETTLEMENT
This Stipulation of Settlement, dated February 26, 2026 (“Stipulation” or “Settlement”), is made and entered, by and through undersigned counsel, and by and among the following parties: (i) plaintiff Nicholas Yingling (“Plaintiff”) in the above captioned shareholder derivative action (the “Derivative Action”), brought derivatively on behalf of Redwire Corporation (“Redwire” or the “Company”); (ii); individual defendants Peter Cannito, Les Daniels, Reggie Brothers, Joanne

Isham, Kirk Konert, Jonathan E. Baliff, John S. Bolton, and William Read (together, the “Settling Defendants”); and (iii) nominal defendant Redwire (Redwire and Settling Defendants, together, the “Defendants”) (the Plaintiff, Settling Defendants and Redwire, collectively, the “Parties” or the “Settling Parties”). The Stipulation is intended by the Settling Parties to fully, finally, and forever resolve, discharge, and settle the Released Claims (as defined below) upon Court approval and subject to the terms and conditions hereof.
I.BACKGROUND
A.The Derivative Action
On May 25, 2022, Plaintiff filed a shareholder derivative complaint (the “Complaint”) in the United States District Court for the District of Delaware (the “Delaware Court”) asserting claims in the Derivative Action for breach of fiduciary duties and violation of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, among other causes of action, against the Settling Defendants. See Dkt No. 1. The Derivative Action alleges that the Settling Defendants failed to maintain adequate internal controls and made and/or permitted the issuance of materially false or misleading statements, in violation of their fiduciary duties, causing harm to Redwire. Id.
On June 29, 2022, due to the overlap between the alleged facts and circumstances of the Derivative Action and the putative securities class action

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captioned Jed Lemen v. Redwire Corporation, 3:21-cv-01254 (M.D. Fla.) (the “Class Action”) pending in the United States District Court for the Middle District of Florida (the “Court”), the Settling Parties stipulated to stay the Derivative Action until the then-anticipated motion to dismiss in the Class Action was resolved. Dkt. 4.
On April 21, 2023, following the denial, in part, of the motion to dismiss in the Class Action, the Delaware Court, upon joint stipulation, further stayed the Derivative Action pending certain events in the Class Action, including an announcement that the parties to the Class Action agreed to settle. Dkt. No. 10.
On April 25, 2023, Plaintiff filed a Verified Amended Shareholder Derivative Complaint in the Delaware Court (the “Amended Complaint”). Dkt No. 12. The Amended Complaint alleges that the Settling Defendants are liable to Redwire for issuing a series of false and misleading statements that failed to disclose, inter alia, that the Company did not maintain effective internal controls or reporting systems concerning the Company’s compliance with accounting and finance policies and procedures; and that, as a result, the Settling Defendants’ statements about Redwire’s business, operations, and prospects were false and misleading and/or lacked a reasonable basis. Amended Complaint, ¶13. Among other new allegations, the Amended Complaint includes details regarding the Court’s denial,

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in part, of the motion to dismiss in the Class Action and newly named Individual Defendant William Read. Id., ¶¶138-140.
On November 14, 2024, following numerous conferences among the Settling Parties, the Settling Parties agreed, and the Delaware Court so ordered, the Parties’ stipulation to transfer the Derivative Action from the Delaware Court to the present Court. Dkt. Nos. 16-17. On December 19, 2024, following the transfer, the Court entered the Parties’ Stipulated Joint Motion to stay the Derivative Action pending resolution of the settlement proceedings in the Class Action. Dkt No. 33.
During the pendency of the stay, Plaintiff negotiated, and Defendants agreed to produce, relevant discovery to Plaintiff. Following agreement on a mutually acceptable Confidentiality Agreement, Defendants produced over 20,000 pages of documents, which such documents had been produced in the Class Action and were relevant to the allegations made by Plaintiff in the Derivative Action and applicable defenses (the “Discovery”), which Plaintiff reviewed and analyzed in anticipation of potentially filing a second amended complaint.
On August 18, 2025, the Court approved the proposed settlement of the Class Action as well as the requested fee award for the plaintiffs’ counsel in that case. Class Action, Dkt. Nos. 220-222.
B.Settlement Negotiations

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In late 2024, the Settling Parties agreed to engage in settlement discussions in order to explore a potential resolution of the Derivative Action. Accordingly, on November 18, 2024, Plaintiff sent the Settling Defendants a detailed settlement demand. Over the next several months, the Settling Parties engaged in good faith and extensive negotiations over Plaintiff’s settlement demand, including exchanging various drafts of proposed corporate governance reform enhancements.
Ultimately, following the lengthy, arm’s-length, negotiations, on August 14, 2025, the Settling Parties reached an agreement-in-principle to settle the Derivative Action, whereby the Settling Defendants agreed to adopt the comprehensive corporate governance reforms detailed below in ¶ II.3 (the “Reforms”), subject to Court approval.
II.CLAIMS OF THE PLAINTIFF AND BENEFITS OF SETTLEMENT
Plaintiff and Plaintiff’s Counsel believe that the claims asserted in the Derivative Action have merit. However, Plaintiff and Plaintiff’s Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Derivative Action against the Settling Defendants through trial(s) and potential appeal(s). Plaintiff and Plaintiff’s Counsel also have considered the uncertain outcome and the risk of any litigation, especially in complex actions such as the Derivative Action, as well as the difficulties and delays inherent in such

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litigation. Plaintiff and Plaintiff’s Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Derivative Action. Based on their evaluation, Plaintiff and Plaintiff’s Counsel have determined that the Settlement set forth in this Stipulation is in the best interests of Redwire and its stockholders.
III.THE SETTLING DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY
The Settling Defendants have denied and continue to deny each of the claims and contentions alleged by Plaintiff in the Derivative Action. The Settling Defendants have expressly denied and continue to deny all allegations of wrongdoing or liability against them or any of them arising out of, based upon, or related to, directly or indirectly, any of the conduct, statements, acts or omissions alleged, or that could have been alleged in the Derivative Action. Without limiting the foregoing, the Settling Defendants have denied and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to Redwire or its stockholders, or that Plaintiff, Redwire, or its stockholders suffered any damage or were harmed as a result of any conduct alleged in the Derivative Action or otherwise. The Settling Defendants have further asserted and continue to assert that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Redwire and its stockholders.

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Nonetheless, the Settling Defendants also have taken into account the expense, uncertainty, and risks inherent in any litigation, especially in complex cases like the Derivative Action, and that the proposed Settlement would, among other things: (a) bring to an end the expenses, burdens, and uncertainties associated with the continued litigation of the claims asserted in the Derivative Action; (b) finally put to rest those claims and the underlying Derivative Action; and (c) confer substantial benefits upon them, including further avoidance of disruption of their duties due to the pendency and defense of the Derivative Action. Therefore, the Settling Defendants have determined that it is desirable and beneficial that the Derivative Action, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Pursuant to the terms set forth below, this Stipulation (including all of the Exhibits hereto) shall in no event be construed as or deemed to be evidence of an admission or concession by the Settling Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever.
IV.TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT
NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among Plaintiff (for himself and derivatively on behalf of Redwire), by and through their respective attorneys of record, and the Settling Defendants and Redwire, by and through their respective attorneys of record, that in exchange for

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the consideration set forth below, the Derivative Action and Released Claims shall be fully, finally and forever compromised, settled, discharged, relinquished and released, and the Derivative Action shall be dismissed with prejudice as to the Settling Defendants, upon and subject to the terms and conditions of this Stipulation, as follows:
1.Definitions
As used in this Stipulation, the following terms have the meanings specified below:
1.1 “Approval Date” means the date on which the Court enters the Judgment.
1.2 “Court” means the United States District Court for the Middle District of Florida.
1.3 “Defendants’ Counsel” means any counsel that has appeared of record or rendered legal services to any of the Settling Defendants in connection with any of the Derivative Action.
1.4 “Derivative Action” means the above captioned shareholder derivative action.
1.5 “District Court Approval Order” means the Order Approving Derivative Settlement, Order of Dismissal with Prejudice, and Judgment substantially in the form attached as Exhibit D hereto.

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1.6 “Effective Date” means the first date by which all of the events and conditions specified in ¶ 7.1 of this Stipulation have been met and have occurred.
1.7 “Final,” with respect to the Judgment, means the time when the Judgment has not been reversed, vacated, or modified in any way and is no longer subject to appellate review, either because of disposition on appeal and the conclusion of the appellate process or because of passage, without action, of time for seeking appellate review. More specifically, it is that situation when: (1) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Actions; or (2) an appeal has been filed and the court(s) of appeal has/have either affirmed the Judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed and the appellate court mandate(s) has/have issued; or (3) a higher court has granted further appellate review and that court has either affirmed the underlying Judgment or affirmed the court of appeal’s decision affirming the Judgment or dismissing the appeal. However, any appeal or proceeding seeking subsequent review pertaining solely to an order issued with respect to attorneys’ fees, costs, or expenses shall not in any way delay or preclude the Judgment from becoming Final.
1.8 “Judgment” means a judgment, substantially in the form and substance attached as Exhibit D hereto, rendered by the Court in the Derivative Action upon its final approval of the Settlement.

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1.9 “Person” or “Persons” means an individual, corporation, limited liability company, professional corporation, limited liability partnership, partnership, limited partnership, association, joint venture, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any other business or legal entity, and each of their spouses, heirs, predecessors, successors, representatives, or assignees.
1.10“Plaintiff” means Nicholas Yingling.

1.11“Plaintiff’s Counsel” means Rigrodsky Law, P.A. and Cook Law, P.A.
1.12“Related Parties” means: (i) as to Redwire, each and every one of Redwire’s past or present directors, officers, managers, employees, partners, agents, representatives, attorneys (including Redwire’s counsel), accountants, advisors, administrators, auditors, banks, insurers, co-insurers, re-insurers, and/or affiliates and/or those associated with each of the aforementioned insurers, fiduciaries, consultants, experts, successors, subsidiaries, predecessors, affiliates, divisions, joint ventures, assigns, assignees, general or limited partners or partnerships, limited liability companies, any entity in which Redwire has a controlling interest, and all officers, directors and employees of Redwire’s current and former subsidiaries; and (ii) as to the Settling Defendants, for each of them (1) each spouse, immediate family member, heir, executor, estate, beneficiary, administrator, agent, attorney (including Defendants’ counsel), accountant,

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auditor, bank, insurer, co-insurer, re-insurer, and/or affiliates and/or those associated with each of the aforementioned insurers, advisor, consultant, expert, or affiliate of any of them, (2) any trust in respect of which any Individual Defendant, or any spouse or family member thereof serves as a settlor, beneficiary or trustee, and (3) any entity in which a Settling Defendant, or any spouse or immediate family member thereof, holds a controlling interest or for which an Individual Defendant has served as an employee, director, officer, managing director, advisor, general partner, limited partner, or member and any collective investment vehicle which is advised or managed by any of them.
1.13“Released Claims” means all claims, causes of action, demands, rights, liabilities and obligations of every nature and description whatsoever, known or Unknown Claims (as set forth in ¶ 1.19), whether arising under federal, state, common or foreign law by Plaintiff, Redwire, or any other Redwire stockholder: (i) that were asserted in any of the complaints in the Derivative Action, or (ii) that could have been asserted in any of the complaints in the Derivative Action by Plaintiff, Redwire, or any other Redwire stockholder against any of the Settling Defendants in any forum, and that arise out of or are based upon the allegations, transactions, facts, matters or occurrences, representations or omissions, or circumstances set forth, or referred to in any of the complaints in the Derivative Action.

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1.14“Released Persons” means the Settling Defendants, Redwire, and their respective Related Parties.
1.15“Settlement” means the terms and conditions contained in this Stipulation.
1.16“Settling Defendants” means Defendants Peter Cannito, Les Daniels, Reggie Brothers, Joanne Isham, Kirk Konert, Jonathan E. Baliff, John S. Bolton, William Read.
1.17“Settling Parties” means, collectively, each of Plaintiff, the Settling Defendants, and Redwire.
1.18“Stipulation” means this Stipulation of Settlement dated February 26, 2026 and its Exhibits.
1.19“Unknown Claims” means any and all Released Claims that Plaintiff, Redwire, or any Redwire stockholder does not know or suspect to exist in his, her, or its favor at the time of the release of the Released Persons, including claims which, if known by him, her, or it, might have affected his, her, or its settlement with, and release of the Released Persons, or might have affected his, her, or its decision not to object to this Settlement. With respect to all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, Plaintiff, Redwire, and its stockholders shall be deemed to have, and by operation of the

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Judgment shall have, expressly waived the provisions, rights and benefits of California Civil Code § 1542, which provides:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
Further, with respect to any and all claims released pursuant to ¶ 5 below, the Settling Parties stipulate and agree that, upon the Effective Date, each of the Released Parties shall expressly waive, and by operation of the Judgment shall have expressly waived, any and all provisions, rights, and benefits conferred by any law of any jurisdiction or any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code § 1542. Plaintiff, Redwire, and each Redwire stockholder may hereafter discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the subject matter of the Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the

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subsequent discovery or existence of such different facts or additional facts. The Settling Parties acknowledge, and the Redwire stockholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part.
2.Consideration
2.1Within thirty (30) days of issuance of an order finally approving the Settlement by the Court, Redwire’s Board shall adopt resolutions and amend committee Charters and/or By-Laws to ensure adherence to the corporate governance reforms referenced in ¶3 herein (the “Reforms”), which shall remain in effect for no less than five (5) years from the date of adoption.
2.2The Company and Redwire’s Board acknowledge that the Reforms set forth in ¶3 confer a substantial benefit upon Redwire and its stockholders, and that the Action was a substantial factor in the Board’s decision to implement and/or maintain the Reforms.
3.Corporate Governance Reforms
3.1Independent Directors. The Board shall make reasonable efforts to maintain a majority of independent directors under NYSE rules, subject to the nominating rights of third parties possessing the right to nominate members to the

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Board. The Board shall prioritize adding new directors with relevant accounting and risk management experience.
3.2Creation of a New Risk Committee. The Company shall establish a senior management-level Risk Committee routinely reporting to the existing Audit Committee at its regularly scheduled meetings. The Company shall adopt a policy creating the Risk Committee, which shall require at least the following:
(a)The Risk Committee shall consist of at least three (3) members, each of whom shall possess experience in identifying, assessing, and managing risk exposures of complex publicly traded companies or companies within the aerospace industry which conduct business in the United States.
(b)The chair of the Risk Committee shall be selected by the Audit Committee.
(c)The Risk Committee shall meet at least four (4) times annually.
(d)The Risk Committee shall serve as the primary vehicle for Board oversight of the Company’s risk-management, including by developing and implementing a governance structure, policy and standards necessary to identify, assess, monitor and manage all categories of business risk, including strategic, operational, compliance and financial reporting, and preserving organizational value through effective control management and integration of risk practices into strategic planning and day-to-day decision making.
(e)The Risk Committee shall be responsible for, inter alia: (i) overseeing the risk management policies of the Company’s operations; (ii) overseeing and monitoring the operation of the Company’s risk management framework; (iii) reviewing and monitoring the Company’s internal risk assessments and internal reporting conducted by executives and other employees; and (iv) identifying material risks relating to the Company’s compliance with all applicable laws and regulations, including all laws and regulations concerning public disclosures about the Company’s business affairs.

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(f)The Risk Committee shall receive and review quarterly (and more often as necessary) reports from the Chief Compliance Officer (“CCO”), concerning, among other things, any potential issues concerning (i) the Company’s risk management framework and/or policies; (ii) internal reporting, public disclosures, and necessary disclosures to the Company’s vendors regarding any potentially material risks; and (iii) compliance with all applicable laws and regulations, including all laws and regulations concerning public disclosures about the Company’s business affairs. The reports to the Risk Committee shall also include recommendations by the CCO as to any necessary steps to adequately disclose, rectify, and mitigate known risks.
(g)The Risk Committee shall also have free access to management and Company employees for the purpose of identifying material risks relating to the Company’s aforesaid compliance. The Risk Committee shall prepare a written report to the Audit Committee and the full Board whenever any material risks relating to the Company’s aforesaid compliance are identified. This report shall include specific recommendations regarding proposals for mitigating these risks.
(h)The Risk Committee shall be responsible for monitoring compliance with the Company’s Code of Conduct and Ethics (the “Code of Conduct”) and the Guidelines. If a violation of the Code of Conduct and/or the Guidelines is sufficiently material to trigger a disclosure obligation, the Risk Committee will report the violation to the Audit Committee in writing.
(i)The Risk Committee shall report compliance issues and risks that may have significant financial implications to the Audit Committee, and shall also report compliance issues and risks that are sufficiently material to trigger a disclosure obligation to the Disclosure Committee and Audit Committee.
(j)The Risk Committee shall report to the Audit Committee on an annual basis regarding the CEO’s and CFO’s contributions to the Company’s culture of ethics and compliance and their effectiveness and dedication to ensuring the Company’s compliance with applicable laws, rules, and regulations.

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(k)The Risk Committee shall have the authority to retain separate and independent advisors or counsel to aid in fulfilling its responsibilities under its charter, which shall be at the Company’s expense.
(l)The Risk Committee shall participate in an annual review of the effectiveness of the Company’s internal controls over its aforesaid compliance, to be conducted either by the Risk Committee or by the Company’s external auditor, with the assistance of the General Counsel and the CCO, and shall implement changes to the Company’s policies and internal controls as necessary.
(m)The Risk Committee shall keep the Audit Committee apprised of its activities and shall directly advise the Audit Committee in detail of its material findings on a periodic basis.
(n)The Risk Committee shall annually prepare a written report to the Audit Committee summarizing its activities, conclusions, and recommendations for the past year and its agenda for the coming year.
3.3 Enhancements to the Audit Committee. Redwire shall adopt a resolution to amend its Audit Committee Charter (the “Audit Charter”). The amended Audit Charter shall be posted on the Company’s website. The Audit Charter shall be amended to, inter alia, provide that:
(a)the Audit Committee shall immediately report to the full Board on any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, and the performance of the internal audit function.
(b)the Audit Committee shall be responsible for overseeing (i) the Company’s disclosure controls and procedures and (ii) the effectiveness of the Company’s disclosure controls and procedures as of the end of each fiscal quarter and year-end, with the assistance of the Company’s external auditors, if the Audit Committee deems necessary.

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(c)the Audit Committee shall review the findings of any examinations of the Company or its operations as conducted by any state, federal, or other agency.
(d)at least quarterly, the Audit Committee shall review a report from the Company’s Chief Accounting Officer (“CAO”) or CFO (or their designee) with respect to the critical accounting issues impacting the Company’s business, operations, and prospects.
(e)the Chair of the Audit Committee shall meet with the CFO at least four (4) times annually, including before the filing of the Company’s quarterly and annual reports with the SEC. The meetings shall be held outside the presence of the CEO.
3.4 Creation of a Management-Level Disclosure Committee. The Company shall establish a management-level Disclosure Committee (“Disclosure Committee”) and adopt a formal charter for the Disclosure Committee. Under the Disclosure Committee Charter, the Disclosure Committee shall:
(a)ensure that all material public disclosures made by the Company to its security holders or the investment community, including those in its SEC filings, should: (i) be accurate, complete, and timely; (ii) fairly present the Company’s financial condition, results of operations, prospects and technical capabilities in all material respects; and (iii) meet any other applicable laws and stock exchange requirements.
(b)hold regular meetings prior to each annual and quarterly filing required by the Exchange Act and ad hoc meetings from time to time as directed by the Disclosure Committee Chairperson.
(c)consist of the Company’s CEO, CFO, General Counsel, CCO, and other senior officers and/or representatives from the key functional areas of the Company. Additional committee members may be appointed and/or removed by the CEO and/or CFO (the “Certifying Officers”) at any time.
(d)establish and maintain Disclosure Controls Policies and Procedures (“Disclosure Controls”) designed to ensure that information required

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to be disclosed by the Company in its filings with the SEC and other information that the Company discloses is recorded, processed, summarized, and reported accurately and timely, including policies and procedures for evaluating periodic and ad hoc disclosures, as well as procedures and policies for periodically assessing the effectiveness of the Company’s Disclosure Controls;
(e)evaluate the integrity and effectiveness of the Company’s Disclosure Controls as of the end of the period covered by each SEC Periodic Report filed by the Company with the SEC and any amendments to those reports, including through the use of outside consultants as the Disclosure Committee deems useful and appropriate;
(f)review all information pertinent to the preparation and evaluation of SEC Periodic Reports and current reports;
(g)provide a sub-certification to the Certifying Officers before filing each SEC Periodic Report as to (i) the Disclosure Committee’s compliance with the Company’s Disclosure Controls and this Charter and (ii) the Disclosure Committee’s conclusions resulting from its evaluation of the effectiveness of the Disclosure Controls;
(h)review the Company’s SEC Periodic Reports and other public filings with the SEC, including, but not limited to, Forms 10-K, Forms 10-Q, Forms 8-K, and Forms 14A, prior to filing, for accuracy and completeness. In conducting such review, the Disclosure Committee may coordinate with other Company senior officers, independent accountants, internal auditors, outside legal counsel, and Audit Committee, as necessary;
(i)review all material publicly disseminated statements about Redwire issued by the Company’s officers, employees or directors, including, but not limited to, statements made during earnings calls, in press releases, or in investor presentations, for accuracy and completeness within thirty (30) days of the issuance. In conducting such review, the Disclosure Committee may coordinate with other Company’s senior officers, independent accountants, internal auditors, outside legal counsel, and Audit Committee, as necessary;
(j)provide the Board with written notification of any statement in SEC filings or any statement issued by the Company’s officers, employees

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or directors which the Disclosure Committee determines to be materially false and misleading or, through the omission of material fact, makes any other statement in the SEC filings or statement issued by the Company’s officers, employees or directors materially false and misleading;
(k)work with the Audit Committee to remediate material disclosure risks concerning the Company’s internal controls and financial reporting;
(l)work with the Audit Committee to the ensure the timely evaluation and accurate public disclosure of all material information concerning:
(i)the Company’s internal controls, accounting policies and procedures, financial condition, results of operations, cash flows and technical capabilities in all material respects; (ii) the Company’s operations and production capabilities; and (iii) the Company’s compliance with all applicable laws and stock exchange requirements;
(m)maintain records of all written communications between the Disclosure Committee and the Board regarding the Disclosure Committee’s determination that an SEC filing or a statement issued the Company’s officers, employees or directors contained a materially false and misleading statement or, through the omission of material fact, made any other statement in the SEC filings or statement issued by the Company’s officers, employees or directors materially false and misleading; and
(n)conduct annual reviews to identify industry-leading oversight practices in connection with the Company’s disclosures to implement and review progress on such goals.
(o)In order to execute its responsibilities, the Disclosure Committee shall have full access to all Company books, records, facilities, and employees, including independent outside auditors.
(p)The Disclosure Committee shall be responsible for monitoring Redwire’s compliance with all public reporting requirements and internal reporting conducted by Redwire employees. The Disclosure Committee, in conjunction with the Audit Committee, shall be responsible for identifying material risks relating to Redwire’s

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compliance with all applicable laws and regulations and public disclosures about Redwire’s business affairs, technical capabilities, financial reporting, and risk exposure.
(q)The Disclosure Committee, in conjunction with the Audit Committee, shall be responsible for reviewing, to the extent reasonable, public reports by third party institutional financial analysts concerning the Company. In the event that such review reveals a false statement or omission of material fact in the public report, the Disclosure Committee will report the existence of said false statement or omission of material fact to the full Board.
3.5Creation of New Position of Chief Compliance Officer. Redwire shall create the new executive position of Chief Compliance Officer (“CCO”), who shall chair the Risk Committee and have direct access, and dotted line responsibility, to the Audit Committee. The CCO position shall be separate from the General Counsel position (except temporarily in the case of the vacancy of their position) and termination of the CCO shall require approval of the Audit Committee. The CCO’s duties shall include, but not be limited to, oversight and administration of Redwire’s corporate governance policies (including the Code of Conduct), fostering a culture that integrates compliance and ethics into business processes and practices through awareness and training, maintaining and monitoring a system for accurate public and internal disclosures, and reporting and investigating potential compliance and ethics concerns. To the extent the Company currently employs or intends to employ individuals with risk management duties, such individuals shall also have at least dotted-line reporting

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to the CCO regarding their respective areas of responsibility. Redwire’s CCO shall be primarily responsible for managing Redwire’s ethics and compliance program and for assisting the Board in fulfilling its oversight duties with regard to Redwire’s compliance with applicable laws, regulations, accounting standards and marketing standards, and the dissemination of true and accurate information. In this regard, the CCO shall report directly to the Board and its subcommittees, as necessary, to facilitate the Board’s oversight responsibilities. The CCO must have executive-level experience in risk mitigation, legal regulatory compliance, and making or approving appropriate public disclosures in a regulated industry. In performing their duties and fulfilling their responsibilities as described herein, the CCO shall keep the Board timely informed, seek the assistance of the Board and its committees. The responsibilities and duties of Redwire’s CCO, in addition to the duties set forth above, shall include the following:
(a)Working with the Audit Committee to evaluate and define the goals of Redwire’s ethics and compliance program in light of trends and changes in laws that may affect Redwire’s compliance with applicable laws and regulations;
(b)Managing and overseeing Redwire’s ethics and compliance program, implementing procedures for monitoring and evaluating the program’s performance, and communicating with and informing the Board regarding progress toward meeting program goals;
(c)Acting as the liaison between management, including the Disclosure Committee, and the Board, in which capacity the CCO shall: (i) be primarily responsible for assessing organizational risk for misconduct and noncompliance with applicable laws and regulations; (ii) provide

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a report to the Risk Committee at least quarterly; (iii) report material risks relating to compliance or disclosure issues to the Risk Committee and Audit Committee within three (3) days of identification of these risks; and (iv) make written recommendations for further evaluation and/or remedial action within thirty (30) days;
(d)Performing a review of Redwire’s draft quarterly and annual reports filed with the SEC on Forms 10-Q and 10-K, any registration statements or prospectuses filed in anticipation of offerings of Company securities, and related materials prior to their publication or filing to ensure (i) the accuracy, completeness, and timeliness of disclosures relating to risk exposure from the Company’s reporting of financial data, technical data, and quality of its internal controls, (ii) the identification and disclosure of any material risks to Redwire’s compliance with applicable laws and regulations, and (iii) accurate reporting of any material issues that may merit disclosure to Redwire’s Disclosure Committee;
(e)Reviewing and approving Redwire’s press releases, and related materials prior to their publication to ensure the accuracy, completeness, and timeliness of disclosures relating to accounting matters, and any material risks to Redwire’s compliance with applicable laws and regulations, and reporting any material issues that may merit disclosure to the Audit Committee;
(f)Working with the Audit Committee, Disclosure Committee, Risk Committee, and CFO to ensure the completeness and accuracy of the financial data contained in Redwire’s periodic financial reports;
(g)Promptly reporting to the Risk Committee and Audit Committee any allegations of possible fraud or reporting violations, and preparing quarterly reports to the Audit Committee evaluating, and, where necessary, recommending remedial actions;
(h)Employing an independent third-party consultant and/or service at the Company’s expense to assist in the assessment of internal risk, as deemed necessary by the CCO;
(i)Working with Redwire’s legal counsel and the Nominating and Corporate Governance Committee to evaluate the adequacy of Redwire’s internal controls over compliance and developing

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proposals for improving these controls. This includes meeting with the Company’s legal counsel and the Governance Committee at least every quarter to discuss ongoing and potential litigation and compliance issues; and
(j)Overseeing employee training in risk assessment and compliance.
3.6Enhancements to the CFO or CAO Position. Either the CFO or CAO shall be responsible for:
(a)Ensuring timely and accurate closing of books each financial period and overseeing the preparation of accurate and timely financial statements;
(b)Reviewing and evaluating any proposed disclosures by the Company that include financial metrics, to ensure that such metrics and proposed disclosures conform to GAAP and other applicable regulations;
(c)Ensuring compliance with all applicable laws and regulations, including the Sarbanes-Oxley Act and Securities Exchange Commission reporting requirements;
(d)Advising and reporting to the Audit Committee in its oversight of the Company’s disclosure controls and internal controls over financial reporting; and
(e)Reporting material accounting issues and risks to the Disclosure Committee and Audit Committee as necessary.
3.7Enhanced Role of Internal Audit.

(a)Internal audits of financial and operational processes shall be conducted by an internal auditor or an external internal auditor, as the Company deems appropriate. The Internal Audit team (whether internal or external) shall provide briefings to the Audit Committee, at least quarterly, with additional meetings scheduled as needed, presenting audit findings, identified risks, and recommendations for improvement.

24

(b)The Company shall establish a confidential reporting channel between the Internal Audit team and the Audit Committee, enabling auditors to report any concerns or potential conflicts of interest without fear of retaliation.
(c)If management or Internal Audit findings reveal significant issues or recurring problems, the Company shall conduct a thorough root-cause analysis to identify the underlying factors contributing to these issues, which shall be reported to the Audit Committee as soon as practicable and be reflected in the Audit Committee’s minutes.
(d)Internal audits shall specifically target expense-reporting procedures, ensuring that all expenses are accurately recorded and compliant with accounting standards and internal policies. Internal audits shall also scrutinize revenue-recognition practices, ensuring compliance with relevant accounting standards such as GAAP. Special attention will be given to areas prone to timing differences, such as accruals, to ensure they are correctly recorded within the appropriate reporting periods.
3.8Whistleblower Policy. Redwire shall amend its Whistleblower Policy to include the following:
(a)The CCO shall be a member of the Response Team, as that term is defined in Schedule I of the Company’s Whistleblower Policy, for all Audit-Related Complaints and Human Resources-Related Complaints.
(b)Complaints regarding officers or directors of Redwire and involving an accounting, internal accounting controls or auditing matter shall be reported to the full Audit Committee immediately. The Audit Committee shall oversee any such investigations, evaluate the investigation results, and present findings and recommendations regarding any disciplinary or other remedial actions, as may be appropriate, to the Board.
(c)The CCO or appropriate outside investigative agent shall make timely, pre-investigation reports to the Audit Committee of any whistleblower allegations involving alleged Material Risks. “Material Risks” shall mean actions or omissions that, if proven, likely

25

would result in a restatement of earnings, adverse regulatory action, criminal investigation, or material loss to the Company, or that implicate any officer or director of the Company in intentional or knowing violations of the Code of Conduct or other important Company policy, law, or regulation.
(d)A log of whistleblower complaints, as well as the results of all investigations of complaints, shall be memorialized in writing by the CCO and maintained for a period of not less than seven (7) years in a database.
(e)The Company shall remind employees of whistleblower options and whistleblower protections in employee communications provided at least once a year, which may be done via the Company’s employee training and education programs, and on the Company's intranet website.
3.9Employee Training in Risk Assessment and Compliance.
(a)The Company’s People Team (or another applicable function, depending on the content) shall continue to be charged with primary responsibility for developing and implementing an employee training program focused on the Code of Conduct, compliance, and complaint reporting and investigation, as appropriate for the relevant employee position. The People Team shall be authorized and provided the resources necessary to retain external consultants and vendors as it deems necessary to develop and implement the training program.
(b)The training shall be mandatory for all employees of Redwire. Training shall be annual for all such persons, and in the event a person is appointed or hired after the annual training for a particular year, a special training session shall be held for such individual within twelve (12) months after that person’s appointment or hiring;
(c)As appropriate for the relevant trainees, training shall include coverage of the Code of Ethics, Insider Trading Policy, and the policies on conflicts of interest and the ethics hotline (“Redwire’s Policies”);

26

(d)Employees responsible for (a) preparing the Company’s financial statements; (b) reporting information to be included in the Company’s SEC filings or other public disclosures; and disseminating or producing the Company’s public statements shall annually acknowledge review of the Disclosure Controls and Procedures Policy (CP-008) or its successor policy.
(e)Training shall be done remotely, unless Redwire decides to require in-person attendance. Training shall be interactive and Internet-based where practicable.
(f)Upon completion of training, the person receiving the training shall provide or receive a certification of completion, electronically generated or otherwise. Each certification shall be maintained by the People Team in accordance with Redwire’s standard recordkeeping practices.
3.10Director Education. Redwire shall, at least annually, provide the Board an education program designed for directors of publicly-traded companies during one or more Board meetings. Such training may include coverage of rules and regulations regarding public disclosures, standards governing internal controls over financial reporting including those promulgated in the Committee of Sponsoring Organizations of the Treadway Commission Framework, corporate governance, assessment of risk, compliance, auditing, and reporting requirements for publicly-traded corporations.
4.Settlement Procedures
4.1 Plaintiff shall submit the Stipulation together with its Exhibits to the Court and shall move for entry of an order substantially in the form of Exhibit A hereto (the “Preliminary Approval Order”), requesting, among other things, the

27

preliminary approval of the Settlement set forth in the Stipulation, and approval for the filing and publication of the Settlement Notice, substantially in the forms attached hereto as Exhibits B (“Long-Form Notice”) and C (“Short-Form Notice”; the Long-Form Notice and Short-Form Notice collectively, the “Settlement Notice”), which shall include the general terms of the Settlement set forth in the Stipulation and the date of the Settlement Hearing as described below.
4.2Within ten (10) business days following the Court’s entry of the Preliminary Approval Order, Redwire shall cause the Stipulation and Long-Form Notice to be filed with the SEC via a Current Report on Form 8-K or other appropriate filing and publish the Short-Form Notice one time in the Investor’s Business Daily. The SEC filing will be accessible via a link on the “Investor Relations” page of the Company’s website, the address of which shall be contained in the Settlement Notice. The Company shall pay for reasonable costs, if any, of providing reasonable notice of the Settlement, in the form approved by the Court.
4.3Plaintiff will also request that, the Court hold a hearing in the Derivative Action (the “Settlement Hearing”) to consider and determine whether the District Court Approval Order and the Judgment, substantially in the form of Exhibit D hereto, should be entered: (a) approving the terms of the Settlement as fair, reasonable and adequate; and (b) dismissing with prejudice the Actions against the Settling Defendants.

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4.4 Pending the Effective Date, none of the Settling Parties shall: (i) prosecute or pursue the Derivative Action, or (ii) file, prosecute, or pursue any other actions, proceedings, or demands relating to the Derivative Action.
5.Releases
5.1Upon the Effective Date, as defined in ¶7.1, Plaintiff (acting on his own behalf and derivatively on behalf of Redwire and its stockholders), all other stockholders of Redwire, and Redwire, for good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be deemed to have, and by operation of law and of the Judgment shall have, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, and discharged and dismissed with prejudice each and every one of the Released Claims, as well as all claims (including Unknown Claims) arising out of, relating to, or in connection with the defense, settlement or resolution of the Derivative Action or the Released Claims, against the Released Persons.
5.2 Upon the Effective Date, as defined in ¶7.1, Plaintiff (acting on his own behalf and derivatively on behalf of Redwire and its stockholders), all other stockholders of Redwire, and Redwire, for good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be forever barred and enjoined from commencing, instituting or prosecuting any of the Released Claims, or any claims (including Unknown Claims) arising out of or relating to the

29

defense, settlement or resolution of the Derivative Action or the Released Claims, against any of the Released Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.
5.3 Upon the Effective Date, as defined in ¶7.1, each of the Released Persons, for good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be deemed to have, and by operation of law and of the Judgment shall have, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, and discharged each and all of Plaintiff’s and Plaintiff’s Counsel and all current Redwire stockholders (solely in their capacity as Redwire stockholders) from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Derivative Action or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any of the Settling Parties to enforce the terms of the Stipulation.
6.Plaintiff’s Counsel’s Separately Negotiated Attorneys’ Fees and Expenses
6.1 After negotiating and reaching full agreement on the Reforms, Plaintiff’s Counsel and Redwire, acting by and through Counsel for Defendants, attempted to negotiate the attorneys’ fees and expenses the Defendants’ insurers would pay to Plaintiff’s Counsel based on the substantial benefits conferred upon Redwire and its stockholders by the Settlement. Having reached an impasse, the

30

parties agreed to mediate with Ms. Yoshida, an independent mediator with substantial experience mediating shareholder derivative actions. Ultimately, the parties reached agreement after accepting Ms. Yoshida’s double-blind mediators’ recommendation. In light of the substantial benefits conferred by Plaintiff’s Counsel’s efforts upon Redwire and its stockholders, Redwire, acting by and through its Board, has agreed that Defendants’ insurers will pay nine hundred twelve thousand five hundred dollars and no cents ($912,500.00) in attorneys’ fees and expenses, subject to Court approval (the “Fee and Expense Amount”).
6.2 Subject to the final approval of the Court, the separately negotiated Fee and Expense Amount shall be paid to Plaintiff’s Counsel within twenty one
(21) business days thereafter, notwithstanding the existence of any timely filed objections thereto, or potential for appeal therefrom, or collateral attack on the Settlement or any part thereof, subject to Plaintiff’s Counsel’s several obligation to make appropriate refunds or repayments if, and when, as a result of any appeal and/or further proceedings on remand, or successful collateral attack, approval of the Settlement is denied or overturned. Neither Redwire nor any other Released Persons shall have any obligations with respect to Plaintiff’s Counsel’s fees and/or expenses beyond the Fee and Expense Amount.
6.3 Plaintiff’s Counsel may seek an incentive service award (“Service Award”) for Plaintiff of up to $5,000, in connection with his role in the litigation

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and in creating a benefit for the Company and its shareholders. The Service Award shall be paid out of the Fee and Expense Amount awarded to Plaintiff’s Counsel.
7.Conditions of Settlement; Effect of Disapproval, Cancellation, or Termination
7.1 The Effective Date shall be conditioned on the occurrence of all of the following events: (a) the Court has entered the District Court Approval Order and Judgment, substantially in the form of Exhibit D attached hereto; and (b) the Judgment has become Final.
7.2 If any of the conditions specified in ¶7.1 are not met, then the Stipulation shall be canceled and terminated subject to the provisions of ¶7.4, unless counsel for the Settling Parties mutually agree in writing to proceed with an alternative or modified Stipulation and submit it for Court approval.
7.3 The Settling Parties shall each have the right to terminate the Settlement and this Stipulation, by providing written notice of their election to do so (“Termination Notice”) to the other parties to this Stipulation within thirty (30) days of: (a) the Court’s final refusal to enter the District Court Approval Order in any material respect; (b) the Court’s final refusal to enter the Judgment in any material respect as to the Settlement; or (c) the date upon which the Judgment is modified or reversed in any material respect by the U.S. Court of Appeals for the Eleventh Circuit or the U.S. Supreme Court. The provisions of ¶7.4 below shall apply to any termination under this paragraph. However, any decision or

32

proceeding, whether in this Court or any appellate court, with respect to an application for attorneys’ fees or payment of litigation expenses shall not affect the finality of any Judgment and shall not be grounds for termination of the Settlement.
7.4If for any reason this Stipulation is terminated, or cancelled, or otherwise fails to become effective for any reason:
a.The Settling Parties, Released Persons and Related Parties shall be restored to their respective positions that existed immediately prior to the date of execution of this Stipulation;
b.All negotiations, proceedings, documents prepared and statements made in connection with this Stipulation shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any act, matter, or proposition and shall not be used in any manner for any purpose (other than to enforce the terms remaining in effect) in any subsequent proceeding in the Derivative Action or in any other action or proceeding; and
c.The terms and provisions of the Stipulation, with the exception of the provisions of ¶6.2, shall have no further force and effect with respect to the Settling Parties and shall not be used in the Derivative Action or in any other proceeding for any purpose, and any judgment or orders entered by the

33

Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc.
7.5No order of the Court or modification or reversal on appeal of any order of the Court concerning the amount of attorneys’ fees, costs, and expenses awarded by the Court to Plaintiff’s Counsel shall constitute grounds for cancellation or termination of the Stipulation, affect the enforceability of the Stipulation, or delay or preclude the Judgment from becoming Final.
8.Miscellaneous Provisions
8.1 The Settling Parties: (a) acknowledge that it is their intent to consummate the terms and conditions of this Stipulation and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation.
8.2 The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between Plaintiff, Redwire, and Redwire’s stockholders, on the one hand, and the Released Persons, on the other hand, arising out of, based upon, or related to, the Released Claims. The Settlement compromises claims that are contested and shall not be deemed an admission by any Settling Party or Released Person as to the merits of any claim, allegation, or defense. The District Court Approval Order shall contain a finding that during the course of the

34

litigation, the parties and their respective counsel at all times complied with the requirements of Rule 11 of the Federal Rules of Civil Procedure and all other similar laws relating to the institution, prosecution, defense, or settlement of the Derivative Action. No party or Related Party shall assert any claims for violation of Rule 11 of the Federal Rules of Civil Procedure or any similar laws relating to the institution, prosecution, defense, or settlement of the Derivative Action. The Settling Parties agree that the Released Claims are being settled voluntarily after consultation with the experienced legal counsel who were fully competent to assess the strengths and weaknesses of their respective clients’ claims or defenses.
8.3Pending the Effective Date, the Settling Parties agree not to initiate any proceedings concerning the Released Claims other than those incident to the Settlement itself; provided, however, that Redwire and the Settling Defendants may seek to prevent or stay any other action or claims brought seeking to assert any Released Claims.
8.4Neither the Stipulation nor the Settlement, including any Exhibits attached hereto, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way as a concession, admission or evidence of the validity of any Released Claims, or of any fault, wrongdoing, or liability of the Released Persons or Redwire or (b) is or may be

35

deemed to be or may be used as a presumption, admission, or evidence of, any liability, fault, or omission of any of the Released Persons or Redwire in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal, or other forum. Neither this Stipulation nor the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that the Released Persons may file or use the Stipulation, the District Court Approval Order and/or the Judgment, in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.
8.5 All designations and agreements made and orders entered during the course of the Actions relating to the confidentiality of documents or information shall survive this Settlement.
8.6 All Exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.
8.7 This Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest.

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8.8 This Stipulation and the Exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties, or inducements have been made to any Settling Party concerning the Stipulation and/or any of its Exhibits, other than the representations, warranties, and covenants contained and memorialized in such documents. The Stipulation supersedes and replaces any prior or contemporaneous writing, statement, or understanding pertaining to the Derivative Action and no parole or other evidence may be offered to explain, construe, contradict, or clarify its terms, the intent of the Settling Parties or their counsel, or the circumstances under which the Stipulation was made or executed. It is understood by the Settling Parties that, except for matters expressly represented herein, the facts or law with respect to which this Stipulation is entered into may turn out to be other than or different from the facts now known to each party or believed by such party to be true; each party therefore expressly assumes the risk of facts or law turning out to be different, and agrees that this Stipulation shall be in all respects effective and not subject to termination by reason of any such different facts or law.
8.9 Except as otherwise provided herein, all parties, including all Settling Defendants, their counsel, Redwire and its counsel, and Plaintiff and Plaintiff’s Counsel, shall bear their own fees, costs, and expenses.

37

8.10Counsel for the Settling Parties are expressly authorized by their respective clients to take all appropriate actions required or permitted to be taken pursuant to the Stipulation to effectuate its terms and conditions.
8.11Plaintiff represents and warrants they he has not assigned or transferred, or attempted to assign or transfer, to any Person any Released Claim or any portion thereof or interest therein.
8.12Each counsel or other Person executing this Stipulation or any of its Exhibits on behalf of any party hereto hereby warrants that such Person has the full authority to do so.
8.13Any failure by any party to this Stipulation to insist upon the strict performance by any other party of any of the provisions of the Stipulation shall not be deemed a waiver of any of the provisions, and such party, notwithstanding such failure, shall have the right thereafter to insist upon strict performance of all provisions of the Stipulation to be performed by such other party.
8.14The Stipulation and Exhibits may be executed in one or more counterparts. A faxed or PDF signature shall be deemed an original signature for purposes of this Stipulation. All executed counterparts including facsimile and/or PDF counterparts shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court.

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8.15This Stipulation shall be binding upon, and inure to the benefit of, the Settling Parties and the Released Persons and their respective successors, assigns, heirs, spouses, marital communities, executors, administrators, trustees in bankruptcy, and legal representatives.
8.16Without affecting the finality of the Judgment, entered in accordance with this Stipulation, the Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, the District Court Approval Order, and the Judgment, and the Settling Parties hereto submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation, the District Court Approval Order, and the Judgment, and for matters arising out of, concerning, or relating thereto.
8.17This Stipulation shall survive any Change of Control of the Company, regardless of the effect a change in control will otherwise have on the litigation, including on the Reforms provided for herein, to the extent they remain applicable following a Change of Control. For purposes of this Paragraph, “Change of Control” means the sale of all or substantially all the assets of the Company; any merger, consolidation or acquisition of the Company with, by or into another corporation, entity or person; or any change in the ownership of more than fifty percent (50%) of the voting capital stock of the Company in one or more related transactions.

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8.18This Stipulation and the Exhibits hereto shall be considered to have been negotiated, executed, and delivered, and to be wholly performed, in the State of Florida, and the rights and obligations of the Settling Parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal substantive laws of the State of Florida without giving effect to Florida’s choice-of-law principles.
8.19The headings herein are used for the purpose of convenience only and are not meant to have legal effect.
8.20Nothing in this Stipulation, or the negotiations relating thereto, is intended to or shall be deemed to constitute a waiver of any applicable privilege or immunity, including, without limitation, the attorney-client privilege, the joint defense privilege, or work product protection.
8.21Without further order of the Court, the parties may agree to reasonable extensions of time to carry out any of the provisions in this Stipulation.

IN WITNESS THEREOF, the Settling Parties have caused the Stipulation to be executed, by themselves and/or by their duly authorized attorneys, dated February 26, 2026.

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SHUTTS & BOWEN LLP	RIGRODSKY LAW, P.A.

/s/ Alfred J. Bennington, Jr.	/s/ Vincent A. Licata

ALFRED J. BENNINGTON, JR.	SETH D. RIGRODSKY (pro hac vice)
Florida Bar No. 0404985	VINCENT A. LICATA (pro hac vice)
bbennington@shutts.com	225 Broadway, Suite 3707
GLENNYS ORTEGA RUBIN	New York, NY 10007
Florida Bar No. 556361	Telephone: (212) 201-7692
grubin@shutts.com	sdr@rl-legal.com
300 S. Orange Avenue, Suite 1600	vl@rl-legal.com
Orlando, FL 32801
Telephone: (407) 835-6755	COOK LAW, P.A.
WILLIAM J. COOK
MCCARTER & ENGLISH, LLP	Florida Bar No. 986194
DANIEL M. SILVER	610 East Zack Street, Suite 505
dsilver@mccarter.com	wcook@cooklawfla.com
SARAH E. DELIA
sdelia@mccarter.com	Counsel for Plaintiff
Renaissance Centre
405 N. King St., 8th Floor
Wilmington, DE 19801
Telephone: (302) 984-6331

Attorneys for Defendants

41

EXHIBIT A

UNITED STATES DISTRICT COURT
FOR THE MIDDLE DISTRICT OF FLORIDA
JACKSONVILLE DIVISION

NICHOLAS YINGLING, derivatively on behalf of Nominal Defendant, REDWIRE CORPORATION,

Plaintiff,

v.

PETER CANNITO, LES DANIELS, REGGIE BROTHERS, JOANNE ISHAM, KIRK KONERT, JONATHAN E. BALIFF, JOHN S. BOLTON, and WILLIAM READ,

Defendants,

and

REDWIRE CORPORATION,

Nominal Defendant.
Case No. 3:24-CV-01172-BJD-LLL [PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND PROVIDING FOR NOTICE

1

WHEREAS, a derivative action is pending in this Court entitled Yingling v.

Cannito, et al., Case No. 3:24-CV-01172-BJD-LLL (the “Action”);
WHEREAS, the Plaintiff has moved without opposition, pursuant to Federal Rule of Civil Procedure 23.1 for an order: (i) preliminarily approving the settlement of the Action, in accordance with a Stipulation of Settlement, dated February 26, 2026 (the “Stipulation”), which, together with the Exhibits annexed thereto, set forth the terms and conditions for a proposed Settlement and dismissal of the Action with prejudice; and (ii) approving the dissemination of notice of the Settlement through the Short-Form Notice and the Long-Form Notice;
WHEREAS, all capitalized terms contained herein shall have the meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein); and
WHEREAS, this Court, having considered the Stipulation and the Exhibits annexed thereto and the arguments of the Settling Parties;
NOW, THEREFORE, IT IS HEREBY ORDERED:

1.This Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for settlement and dismissal with prejudice of the Derivative Action.

2

2.The Settlement Hearing shall be held before this Court on     , 2026, at : .m., at Bryan Simpson United States Courthouse, 300 North Hogan Street, Jacksonville, Florida 32202, to determine whether the Settlement on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate to Redwire Corporation (“Redwire” or the “Company”) and its shareholders and should be approved by the Court; whether the District Court Approval Order should be entered herein dismissing the Derivative Action with prejudice; and whether the Court should approve the agreed upon Fee and Expense Amount.
3.The Court approves, as to form and content, the Notice of Proposed Derivative Settlement annexed as Exhibit B to the Stipulation (the “Long-Form Notice”) and the Short Form Notice of Proposed Derivative Settlement annexed as Exhibit C to the Stipulation (the “Short-Form Notice”), and finds that the publication of the Long-Form Notice, Short-Form Notice and Stipulation, substantially in the manner and form set forth in this Order, meets the requirements of Federal Rule of Civil Procedure 23.1 and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all Persons entitled thereto.
4.Not later than ten (10) business days following entry of this Order, Redwire shall: cause the Stipulation and Long-Form Notice to be filed with the

3

SEC via a Current Report on Form 8-K, or other appropriate filing, and publish the Short-Form Notice one time in the Investor’s Business Daily. The SEC filing will be accessible via a link on the “Investor Relations” page of the Company’s website, the address of which shall be contained in the Settlement Notice.
5.All costs incurred in the filing, publishing, and posting of the Long-Form Notice and the Short-Form Notice shall be paid by Redwire, and Redwire shall undertake all administrative responsibility for such filing, publication, and posting.
6.Not later than fourteen (14) calendar days before the Settlement Hearing, Redwire’s counsel shall file with the Court proof, by affidavit or declaration, that it has complied with ¶ 4 above.
7.All Redwire shareholders of record as of the date of this Order shall be bound by all orders, determinations, and judgments of the Court in the Derivative Action concerning the Settlement, whether favorable or unfavorable to Redwire shareholders.
8.Pending final determination by the Court of whether the Settlement should be approved, this Court preliminarily bars and enjoins Plaintiff, all other Redwire shareholders, and the Company, on behalf of themselves, from commencing, instituting, filing, intervening in, participating in (as a nominal defendant or otherwise), receiving any benefit from, or prosecuting any of the

4

Released Claims against any of the Released Persons. All proceedings and discovery in the Action shall be stayed except as otherwise provided for in the Stipulation, and no party to the Action or any Redwire shareholder shall file or prosecute any action or proceeding in any court or tribunal relating to the Settlement or asserting any of the Released Claims against the Released Persons.
9.Plaintiff shall file and serve his opening brief in support of final approval of the Settlement and the Fee and Expense Amount no later than thirty
(30) calendar days prior to the Settlement Hearing. Plaintiff may file a reply brief in further support of final approval of the Settlement and the Fee and Expense Amount no later than ten (10) calendar days prior to the Settlement Hearing.
10.As set forth in the Notice, any current Redwire shareholder may appear and show cause, if he, she, or it has any reason why the terms of the Settlement or the Fee and Expense Amount should not be approved as fair, reasonable and adequate, or why the District Court Approval Order should not be entered thereon, provided, however, that, unless otherwise ordered by the Court, no current Redwire shareholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the District Court Approval Order and the Judgment to be entered thereon approving the same, unless that Person has, at least twenty-one (21) calendar days before the Settlement Hearing, filed with the Clerk of the Court appropriate proof of Redwire

5

stock ownership, along with written objections, including the basis therefore, and copies of any papers and brief in support thereof. All written objections and supporting papers must be submitted to the Court either by mailing them to:
Clerk of the Court
United States District Court
Middle District Of Florida
Bryan Simpson United States Courthouse
300 North Hogan Street
Jacksonville, Florida 32202

OR by filing them in person at any location of the United States District Court for the Southern District of Florida. All written objections must also be mailed to all the addresses listed below:
Plaintiff’s Counsel:
RIGRODSKY LAW, P.A.
Seth D. Rigrodsky
Vincent A. Licata
225 Broadway, Suite 3707
New York, NY 10007
Telephone: (212) 201-7692
sdr@rl-legal.com
vl@rl-legal.com

Defendants’ Counsel:

SHUTTS & BOWEN LLP
ALFRED J. BENNINGTON, JR.
Florida Bar No. 0404985
bbennington@shutts.com
GLENNYS ORTEGA RUBIN
Florida Bar No. 556361
grubin@shutts.com
300 S. Orange Avenue, Suite 1600

6

Orlando, FL 32801
Telephone: (407) 835-6755
-    And    -
MCCARTER & ENGLISH, LLP
DANIEL M. SILVER
dsilver@mccarter.com
SARAH E. DELIA
sdelia@mccarter.com
Renaissance Centre
405 N. King St., 8th Floor
Wilmington, DE 19801
Telephone: (302) 984-6331

Any current Redwire shareholder who does not make an objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement, as incorporated in the Stipulation, and to the award of attorneys’ fees and expenses to be Plaintiff’s Counsel, unless otherwise ordered by the Court, but shall otherwise be bound by the District Court Approval Order to be entered and the releases to be given.
11.Any attorney hired by a shareholder for the purpose of objecting to the Settlement must file a notice of appearance with the Clerk of the Court no later than twenty-one (21) calendar days before the Settlement Hearing.
12.Plaintiff’s Counsel and Defendants’ Counsel are directed to promptly furnish each other with copies of any and all objections that are served upon them or otherwise come into their possession.

7

13.At least five (5) calendar days prior to the Settlement Hearing, the Settling Parties may serve and file with the Court a joint response brief (or, at the Parties’ discretion, separate response briefs) to any objections made in connection with the Proposed Settlement.
14.Neither the Stipulation nor the Settlement, including the Exhibits attached thereto, nor any act performed or documented executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered, or used in any way as a concession, admission, or evidence of the validity of any Released Claims, or of any fault, wrongdoing, or liability of the Released Persons or Redwire; or (b) is or may be deemed to be or may be used as a presumption, admission, or evidence of, any liability, fault or omission of any of the Released Persons or Redwire in any civil, criminal, or administrative or other proceeding in any court, administrative agency, tribunal or other forum. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement, shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that the Released Persons may file or use the Stipulation, the District Court Approval Order and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata,

8

collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.
15.The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to Redwire shareholders and retains exclusive jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to Redwire shareholders.

IT IS SO ORDERED.

DATED:
THE HONORABLE TIMOTHY J. CORRIGAN, UNITED STATES DISTRICT JUDGE

9

EXHIBIT B

UNITED STATES DISTRICT COURT
FOR THE MIDDLE DISTRICT OF FLORIDA
JACKSONVILLE DIVISION

NICHOLAS YINGLING, derivatively on behalf of Nominal Defendant, REDWIRE CORPORATION,

Plaintiff,

v.

PETER CANNITO, LES DANIELS, REGGIE BROTHERS, JOANNE ISHAM, KIRK KONERT, JONATHAN E. BALIFF, JOHN S. BOLTON, and WILLIAM READ,

Defendants,

and

REDWIRE CORPORATION,

Nominal Defendant.
Case No. 3:24-CV-01172-BJD-LLL NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

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TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF THE REDWIRE CORPORATION (“REDWIRE” OR THE “COMPANY”) AS OF FEBRUARY 26, 2026 (THE “RECORD DATE”)

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED DERIVATIVE ACTION (THE “DERIVATIVE ACTION”) AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

IF YOU HOLD REDWIRE COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.
Notice is hereby provided to you of the proposed settlement (the “Settlement”) of this stockholder derivative litigation. This Notice is provided by Order of the United States District Court for the Middle District of Florida (the “Court”). It is not an expression of any opinion by the Court with respect to the truth of the allegations in the litigation or merits of the claims or defenses asserted by or against any party. It is solely to notify you of the terms of the proposed Settlement, and your rights related thereto. The terms of the proposed Settlement are set forth in a written Stipulation of Settlement dated February 26, 2026 (“Stipulation”) that has been publicly filed with the Court.1 A link to the Form 8-

1 Capitalized terms not otherwise defined shall have the same meanings as set forth in the Stipulation.

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K regarding the Settlement that has been filed with the SEC may be found on the Investor Relations page of Redwire’s website at https://ir.redwirespace.com/.
I.WHY THE COMPANY HAS ISSUED THIS NOTICE

Your rights may be affected by the settlement of the action styled Yingling v. Cannito, et al., Case No. 3:24-CV-01172-BJD-LLL (the “Derivative Action”). Plaintiff Nicholas Yingling (“Yingling” or “Plaintiff”) on behalf of himself and derivatively on behalf of Redwire; individual defendants Peter Cannito, Les Daniels, Reggie Brothers, Joanne Isham, Kirk Konert, Jonathan E. Baliff, John S. Bolton, and William Read, (the “Settling Defendants”); and Nominal Defendant Redwire (together with Plaintiff and the Settling Defendants, the “Settling Parties”) have agreed upon terms to settle the above-referenced litigation and have signed the Stipulation setting forth those settlement terms.
On     , 2026, at : .m., the Court will hold a hearing (the “Settlement Hearing”) in the Derivative Action. The purpose of the Settlement Hearing is to determine: (i) whether the Settlement and the agreed to Fee and Expense Amount for Plaintiff’s Counsel is fair, reasonable, and adequate and should be finally approved; (ii) whether a final judgment should be entered and the Derivative Action dismissed with prejudice pursuant to the Stipulation; and (iii) such other matters as may be necessary and proper under the circumstances.

II.REDWIRE DERIVATIVE LITIGATION

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A.The Derivative Action
On May 25, 2022, Plaintiff filed a shareholder derivative complaint (the “Complaint”) in the United States District Court for the District of Delaware (the “Delaware Court”) asserting claims in the Derivative Action for breach of fiduciary duties, violation of Section 10(b) and 20(a) of the Securities Exchange Act of 1934, among other causes of action, against the Settling Defendants. See Dkt No. 1. The Derivative Action alleges that the Settling Defendants failed to maintain adequate internal controls and made and/or permitted the issuance of materially false or misleading statements, in violation of their fiduciary duties, causing harm to Redwire. Id.
On June 29, 2022, due to the overlap between the alleged facts and circumstances of the Derivative Action and the putative securities class action captioned Jed Lemen v. Redwire Corporation, 3:21-cv-01254 (M.D. Fla.) (the “Class Action”) pending in the United States District Court for the Middle District of Florida (the “Court”), the Settling Parties stipulated to stay the Derivative Action until the then-anticipated motion to dismiss in the Class Action was resolved. Dkt. 4.
On April 21, 2023, following the denial, in part, of the motion to dismiss in the Class Action, the Delaware Court, upon joint stipulation, further stayed this

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Derivative Action pending certain events in the Class Action, including an announcement that the parties to the Class Action agreed to settle. Dkt. No. 10.
On April 25, 2023, Plaintiff filed a Verified Amended Shareholder Derivative Complaint in the Delaware Court (the “Amended Complaint”). Dkt No. 12. The Amended Complaint alleged that the Settling Defendants are liable to Redwire for issuing a series of false and misleading statements that failed to disclose, inter alia, that the Company did not maintain effective internal controls or reporting systems concerning the Company’s compliance with accounting and finance policies and procedures; and that, as a result, the Settling Defendants’ statements about Redwire’s business, operations, and prospects were false and misleading and/or lacked a reasonable basis. Amended Complaint, ¶13. Among other new allegations, the Amended Complaint included details regarding the Court’s denial, in part, of the motion to dismiss in the Class Action and newly named Individual Defendant William Read. Id., ¶¶138-140.
On November 14, 2024, following numerous conferences among the Settling Parties, the Settling Parties agreed, and the Delaware Court so ordered, the Parties’ stipulation to transfer the Derivative Action from the Delaware Court to the United States District Court for the Middle District of Florida (the “Court”). Dkt. Nos. 16-17. On December 19, 2024, following the transfer, the Court entered the

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Parties’ Stipulated Joint Motion to stay the Derivative Action pending resolution of the settlement proceedings in the Class Action. Dkt No. 33.
During the pendency of the stay, Plaintiff negotiated, and Defendants agreed to produce, relevant discovery to Plaintiff. Following agreement on a mutually acceptable Confidentiality Agreement, Defendants produced over 20,000 pages of documents, which had been produced in the Class Action and were relevant to the allegations made by Plaintiff in the Derivative Action and applicable defenses (the “Discovery”), and which Plaintiff reviewed and analyzed in anticipation of potentially filing a second amended complaint.
On August 18, 2025, the Court approved the proposed settlement of the Class Action as well as the requested fee award for the plaintiffs’ counsel in that case. Class Action, Dkt. Nos. 220-222.
B.Settlement Negotiations
In late 2024, the Settling Parties agreed to engage in settlement discussions in order to explore a potential resolution of the Derivative Action. Accordingly, on November 18, 2024, Plaintiff sent the Settling Defendants a detailed settlement demand. Over the next several months, the Settling Parties engaged in good faith and extensive negotiations over Plaintiff’s settlement demand, including exchanging various drafts of proposed corporate governance reform enhancements.

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Ultimately, following the lengthy, arm’s-length, negotiations, on August 14, 2025, the Settling Parties reached an agreement-in-principle to settle the Derivative Action, whereby the Settling Defendants agreed to adopt the comprehensive corporate governance reforms detailed in the Stipulation and below, infra Section
III.A (the “Reforms”), subject to Court approval.
III.TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT
The principal terms, conditions, and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court.
Within thirty (30) days of issuance of an order finally approving the Settlement by the Court, Redwire’s Board shall adopt resolutions and amend committee Charters and/or By-Laws to ensure adherence to the below corporate governance Reforms, which shall remain in effect for no less than five (5) years from the date of adoption. The Company and Redwire’s Board acknowledge that the Reforms confer a substantial benefit upon Redwire and its stockholders, and that the Derivative Action was a substantial factor in the Board’s decision to implement and/or maintain the Reforms.
A.The Corporate Governance Reforms

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Independent Directors. The Board shall make reasonable efforts to maintain a majority of independent directors under NYSE rules, subject to the nominating rights of third parties possessing the right to nominate members to the Board. The Board shall prioritize adding new directors with relevant accounting and risk management experience.
Creation of a New Risk Committee. The Company shall establish a senior management-level Risk Committee routinely reporting to the existing Audit Committee at its regularly scheduled meetings. The Company shall adopt a policy creating the Risk Committee, which shall require at least the following:
(a)The Risk Committee shall consist of at least three (3) members, each of whom shall possess experience in identifying, assessing, and managing risk exposures of complex publicly traded companies or companies within the aerospace industry which conduct business in the United States.
(b)The chair of the Risk Committee shall be selected by the Audit Committee.
(c)The Risk Committee shall meet at least four (4) times annually.
(d)The Risk Committee shall serve as the primary vehicle for Board oversight of the Company’s risk-management, including by developing and implementing a governance structure, policy and standards necessary to identify, assess, monitor and manage all categories of business risk, including strategic, operational, compliance and financial reporting, and preserving organizational value through effective control management and integration of risk practices into strategic planning and day-to-day decision making.
(e)The Risk Committee shall be responsible for, inter alia: (i) overseeing the risk management policies of the Company’s operations; (ii) overseeing and monitoring the operation of the Company’s risk

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management framework; (iii) reviewing and monitoring the Company’s internal risk assessments and internal reporting conducted by executives and other employees; and (iv) identifying material risks relating to the Company’s compliance with all applicable laws and regulations, including all laws and regulations concerning public disclosures about the Company’s business affairs.
(f)The Risk Committee shall receive and review quarterly (and more often as necessary) reports from the Chief Compliance Officer (“CCO”), concerning, among other things, any potential issues concerning (i) the Company’s risk management framework and/or policies; (ii) internal reporting, public disclosures, and necessary disclosures to the Company’s vendors regarding any potentially material risks; and (iii) compliance with all applicable laws and regulations, including all laws and regulations concerning public disclosures about the Company’s business affairs. The reports to the Risk Committee shall also include recommendations by the CCO as to any necessary steps to adequately disclose, rectify, and mitigate known risks.
(g)The Risk Committee shall also have free access to management and Company employees for the purpose of identifying material risks relating to the Company’s aforesaid compliance. The Risk Committee shall prepare a written report to the Audit Committee and the full Board whenever any material risks relating to the Company’s aforesaid compliance are identified. This report shall include specific recommendations regarding proposals for mitigating these risks.
(h)The Risk Committee shall be responsible for monitoring compliance with the Company’s Code of Conduct and Ethics (the “Code of Conduct”) and the Guidelines. If a violation of the Code of Conduct and/or the Guidelines is sufficiently material to trigger a disclosure obligation, the Risk Committee will report the violation to the Audit Committee in writing.
(i)The Risk Committee shall report compliance issues and risks that may have significant financial implications to the Audit Committee, and shall also report compliance issues and risks that are sufficiently material to trigger a disclosure obligation to the Disclosure Committee and Audit Committee.

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(j)The Risk Committee shall report to the Audit Committee on an annual basis regarding the CEO’s and CFO’s contributions to the Company’s culture of ethics and compliance and their effectiveness and dedication to ensuring the Company’s compliance with applicable laws, rules, and regulations.
(k)The Risk Committee shall have the authority to retain separate and independent advisors or counsel to aid in fulfilling its responsibilities under its charter, which shall be at the Company’s expense.
(l)The Risk Committee shall participate in an annual review of the effectiveness of the Company’s internal controls over its aforesaid compliance, to be conducted either by the Risk Committee or by the Company’s external auditor, with the assistance of the General Counsel and the CCO, and shall implement changes to the Company’s policies and internal controls as necessary.
(m)The Risk Committee shall keep the Audit Committee apprised of its activities and shall directly advise the Audit Committee in detail of its material findings on a periodic basis.
(n)The Risk Committee shall annually prepare a written report to the Audit Committee summarizing its activities, conclusions, and recommendations for the past year and its agenda for the coming year.
Enhancements to the Audit Committee. Redwire shall adopt a resolution to amend its Audit Committee Charter (the “Audit Charter”). The amended Audit Charter shall be posted on the Company’s website. The Audit Charter shall be amended to, inter alia, provide that:
(a)the Audit Committee shall immediately report to the full Board on any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, and the performance of the internal audit function.

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(b)the Audit Committee shall be responsible for overseeing (i) the Company’s disclosure controls and procedures and (ii) the effectiveness of the Company’s disclosure controls and procedures as of the end of each fiscal quarter and year-end, with the assistance of the Company’s external auditors, if the Audit Committee deems necessary.
(c)the Audit Committee shall review the findings of any examinations of the Company or its operations as conducted by any state, federal, or other agency.
(d)at least quarterly, the Audit Committee shall review a report from the Company’s Chief Accounting Officer (“CAO”) or CFO (or their designee) with respect to the critical accounting issues impacting the Company’s business, operations, and prospects.
(e)the Chair of the Audit Committee shall meet with the CFO at least four (4) times annually, including before the filing of the Company’s quarterly and annual reports with the SEC. The meetings shall be held outside the presence of the CEO.
Creation of a Management-Level Disclosure Committee. The Company shall establish a management-level Disclosure Committee (“Disclosure Committee”) and adopt a formal charter for the Disclosure Committee. Under the Disclosure Committee Charter, the Disclosure Committee shall:
(a)ensure that all material public disclosures made by the Company to its security holders or the investment community, including those in its SEC filings, should: (i) be accurate, complete, and timely; (ii) fairly present the Company’s financial condition, results of operations, prospects and technical capabilities in all material respects; and (iii) meet any other applicable laws and stock exchange requirements.
(b)hold regular meetings prior to each annual and quarterly filing required by the Exchange Act and ad hoc meetings from time to time as directed by the Disclosure Committee Chairperson.

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(c)consist of the Company’s CEO, CFO, General Counsel, CCO, and other senior officers and/or representatives from the key functional areas of the Company. Additional committee members may be appointed and/or removed by the CEO and/or CFO (the “Certifying Officers”) at any time.
(d)establish and maintain Disclosure Controls Policies and Procedures (“Disclosure Controls”) designed to ensure that information required to be disclosed by the Company in its filings with the SEC and other information that the Company discloses is recorded, processed, summarized, and reported accurately and timely, including policies and procedures for evaluating periodic and ad hoc disclosures, as well as procedures and policies for periodically assessing the effectiveness of the Company’s Disclosure Controls;
(e)evaluate the integrity and effectiveness of the Company’s Disclosure Controls as of the end of the period covered by each SEC Periodic Report filed by the Company with the SEC and any amendments to those reports, including through the use of outside consultants as the Disclosure Committee deems useful and appropriate;
(f)review all information pertinent to the preparation and evaluation of SEC Periodic Reports and current reports;
(g)provide a sub-certification to the Certifying Officers before filing each SEC Periodic Report as to (i) the Disclosure Committee’s compliance with the Company’s Disclosure Controls and this Charter and (ii) the Disclosure Committee’s conclusions resulting from its evaluation of the effectiveness of the Disclosure Controls;
(h)review the Company’s SEC Periodic Reports and other public filings with the SEC, including, but not limited to, Forms 10-K, Forms 10-Q, Forms 8-K, and Forms 14A, prior to filing, for accuracy and completeness. In conducting such review, the Disclosure Committee may coordinate with other Company senior officers, independent accountants, internal auditors, outside legal counsel, and Audit Committee, as necessary;
(i)review all material publicly disseminated statements about Redwire issued by the Company’s officers, employees or directors, including, but not limited to, statements made during earnings calls, in press

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releases, or in investor presentations, for accuracy and completeness within thirty (30) days of the issuance. In conducting such review, the Disclosure Committee may coordinate with other Company’s senior officers, independent accountants, internal auditors, outside legal counsel, and Audit Committee, as necessary;
(j)provide the Board with written notification of any statement in SEC filings or any statement issued by the Company’s officers, employees or directors which the Disclosure Committee determines to be materially false and misleading or, through the omission of material fact, makes any other statement in the SEC filings or statement issued by the Company’s officers, employees or directors materially false and misleading;
(k)work with the Audit Committee to remediate material disclosure risks concerning the Company’s internal controls and financial reporting;
(l)work with the Audit Committee to the ensure the timely evaluation and accurate public disclosure of all material information concerning:
(i)the Company’s internal controls, accounting policies and procedures, financial condition, results of operations, cash flows and technical capabilities in all material respects; (ii) the Company’s operations and production capabilities; and (iii) the Company’s compliance with all applicable laws and stock exchange requirements;
(m)maintain records of all written communications between the Disclosure Committee and the Board regarding the Disclosure Committee’s determination that an SEC filing or a statement issued the Company’s officers, employees or directors contained a materially false and misleading statement or, through the omission of material fact, made any other statement in the SEC filings or statement issued by the Company’s officers, employees or directors materially false and misleading; and
(n)conduct annual reviews to identify industry-leading oversight practices in connection with the Company’s disclosures to implement and review progress on such goals.

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(o)In order to execute its responsibilities, the Disclosure Committee shall have full access to all Company books, records, facilities, and employees, including independent outside auditors.
(p)The Disclosure Committee shall be responsible for monitoring Redwire’s compliance with all public reporting requirements and internal reporting conducted by Redwire employees. The Disclosure Committee, in conjunction with the Audit Committee, shall be responsible for identifying material risks relating to Redwire’s compliance with all applicable laws and regulations and public disclosures about Redwire’s business affairs, technical capabilities, financial reporting, and risk exposure.
(q)The Disclosure Committee, in conjunction with the Audit Committee, shall be responsible for reviewing, to the extent reasonable, public reports by third party institutional financial analysts concerning the Company. In the event that such review reveals a false statement or omission of material fact in the public report, the Disclosure Committee will report the existence of said false statement or omission of material fact to the full Board.
Creation of New Position of Chief Compliance Officer. Redwire shall create the new executive position of Chief Compliance Officer (“CCO”), who shall chair the Risk Committee and have direct access, and dotted line responsibility, to the Audit Committee. The CCO position shall be separate from the General Counsel position (except temporarily in the case of the vacancy of their position) and termination of the CCO shall require approval of the Audit Committee. The CCO’s duties shall include, but not be limited to, oversight and administration of Redwire’s corporate governance policies (including the Code of Conduct), fostering a culture that integrates compliance and ethics into business processes and practices through awareness and training, maintaining and monitoring a

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system for accurate public and internal disclosures, and reporting and investigating potential compliance and ethics concerns. To the extent the Company currently employs or intends to employ individuals with risk management duties, such individuals shall also have at least dotted-line reporting to the CCO regarding their respective areas of responsibility. Redwire’s CCO shall be primarily responsible for managing Redwire’s ethics and compliance program and for assisting the Board in fulfilling its oversight duties with regard to Redwire’s compliance with applicable laws, regulations, accounting standards and marketing standards, and the dissemination of true and accurate information. In this regard, the CCO shall report directly to the Board and its subcommittees, as necessary, to facilitate the Board’s oversight responsibilities. The CCO must have executive-level experience in risk mitigation, legal regulatory compliance, and making or approving appropriate public disclosures in a regulated industry. In performing their duties and fulfilling their responsibilities as described herein, the CCO shall keep the Board timely informed, seek the assistance of the Board and its committees. The responsibilities and duties of Redwire’s CCO, in addition to the duties set forth above, shall include the following:
(a)Working with the Audit Committee to evaluate and define the goals of Redwire’s ethics and compliance program in light of trends and changes in laws that may affect Redwire’s compliance with applicable laws and regulations;

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(b)Managing and overseeing Redwire’s ethics and compliance program, implementing procedures for monitoring and evaluating the program’s performance, and communicating with and informing the Board regarding progress toward meeting program goals;
(c)Acting as the liaison between management, including the Disclosure Committee, and the Board, in which capacity the CCO shall: (i) be primarily responsible for assessing organizational risk for misconduct and noncompliance with applicable laws and regulations; (ii) provide a report to the Risk Committee at least quarterly; (iii) report material risks relating to compliance or disclosure issues to the Risk Committee and Audit Committee within three (3) days of identification of these risks; and (iv) make written recommendations for further evaluation and/or remedial action within thirty (30) days;
(d)Performing a review of Redwire’s draft quarterly and annual reports filed with the SEC on Forms 10-Q and 10-K, any registration statements or prospectuses filed in anticipation of offerings of Company securities, and related materials prior to their publication or filing to ensure (i) the accuracy, completeness, and timeliness of disclosures relating to risk exposure from the Company’s reporting of financial data, technical data, and quality of its internal controls, (ii) the identification and disclosure of any material risks to Redwire’s compliance with applicable laws and regulations, and (iii) accurate reporting of any material issues that may merit disclosure to Redwire’s Disclosure Committee;
(e)Reviewing and approving Redwire’s press releases, and related materials prior to their publication to ensure the accuracy, completeness, and timeliness of disclosures relating to accounting matters, and any material risks to Redwire’s compliance with applicable laws and regulations, and reporting any material issues that may merit disclosure to the Audit Committee;
(f)Working with the Audit Committee, Disclosure Committee, Risk Committee, and CFO to ensure the completeness and accuracy of the financial data contained in Redwire’s periodic financial reports;
(g)Promptly reporting to the Risk Committee and Audit Committee any allegations of possible fraud or reporting violations, and preparing

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quarterly reports to the Audit Committee evaluating, and, where necessary, recommending remedial actions;
(h)Employing an independent third-party consultant and/or service at the Company’s expense to assist in the assessment of internal risk, as deemed necessary by the CCO;
(i)Working with Redwire’s legal counsel and the Nominating and Corporate Governance Committee to evaluate the adequacy of Redwire’s internal controls over compliance and developing proposals for improving these controls. This includes meeting with the Company’s legal counsel and the Governance Committee at least every quarter to discuss ongoing and potential litigation and compliance issues; and
(j)Overseeing employee training in risk assessment and compliance.
Enhancements to the CFO or CAO Position. Either the CFO or CAO shall be responsible for:
(a)Ensuring timely and accurate closing of books each financial period and overseeing the preparation of accurate and timely financial statements;
(b)Reviewing and evaluating any proposed disclosures by the Company that include financial metrics, to ensure that such metrics and proposed disclosures conform to GAAP and other applicable regulations;
(c)Ensuring compliance with all applicable laws and regulations, including the Sarbanes-Oxley Act and Securities Exchange Commission reporting requirements;
(d)Advising and reporting to the Audit Committee in its oversight of the Company’s disclosure controls and internal controls over financial reporting; and
(e)Reporting material accounting issues and risks to the Disclosure Committee and Audit Committee as necessary.
Enhanced Role of Internal Audit.

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(a)Internal audits of financial and operational processes shall be conducted by an internal auditor or an external internal auditor, as the Company deems appropriate. The Internal Audit team (whether internal or external) shall provide briefings to the Audit Committee, at least quarterly, with additional meetings scheduled as needed, presenting audit findings, identified risks, and recommendations for improvement.
(b)The Company shall establish a confidential reporting channel between the Internal Audit team and the Audit Committee, enabling auditors to report any concerns or potential conflicts of interest without fear of retaliation.
(c)If management or Internal Audit findings reveal significant issues or recurring problems, the Company shall conduct a thorough root-cause analysis to identify the underlying factors contributing to these issues, which shall be reported to the Audit Committee as soon as practicable and be reflected in the Audit Committee’s minutes.
(d)Internal audits shall specifically target expense-reporting procedures, ensuring that all expenses are accurately recorded and compliant with accounting standards and internal policies. Internal audits shall also scrutinize revenue-recognition practices, ensuring compliance with relevant accounting standards such as GAAP. Special attention will be given to areas prone to timing differences, such as accruals, to ensure they are correctly recorded within the appropriate reporting periods.
Whistleblower Policy. Redwire shall amend its Whistleblower Policy to include the following:
(a)The CCO shall be a member of the Response Team, as that term is defined in Schedule I of the Company’s Whistleblower Policy, for all Audit-Related Complaints and Human Resources-Related Complaints.
(b)Complaints regarding officers or directors of Redwire and involving an accounting, internal accounting controls or auditing matter shall be reported to the full Audit Committee immediately. The Audit Committee shall oversee any such investigations, evaluate the

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investigation results, and present findings and recommendations regarding any disciplinary or other remedial actions, as may be appropriate, to the Board.
(c)The CCO or appropriate outside investigative agent shall make timely, pre-investigation reports to the Audit Committee of any whistleblower allegations involving alleged Material Risks. “Material Risks” shall mean actions or omissions that, if proven, likely would result in a restatement of earnings, adverse regulatory action, criminal investigation, or material loss to the Company, or that implicate any officer or director of the Company in intentional or knowing violations of the Code of Conduct or other important Company policy, law, or regulation.
(d)A log of whistleblower complaints, as well as the results of all investigations of complaints, shall be memorialized in writing by the CCO and maintained for a period of not less than seven (7) years in a database.
(e)The Company shall remind employees of whistleblower options and whistleblower protections in employee communications provided at least once a year, which may be done via the Company’s employee training and education programs, and on the Company's intranet website.
Employee Training in Risk Assessment and Compliance.
(a)The Company’s People Team (or another applicable function, depending on the content) shall continue to be charged with primary responsibility for developing and implementing an employee training program focused on the Code of Conduct, compliance, and complaint reporting and investigation, as appropriate for the relevant employee position. The People Team shall be authorized and provided the resources necessary to retain external consultants and vendors as it deems necessary to develop and implement the training program.
(b)The training shall be mandatory for all employees of Redwire. Training shall be annual for all such persons, and in the event a person is appointed or hired after the annual training for a particular year, a

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special training session shall be held for such individual within twelve (12) months after that person’s appointment or hiring;
(c)As appropriate for the relevant trainees, training shall include coverage of the Code of Ethics, Insider Trading Policy, and the policies on conflicts of interest and the ethics hotline (“Redwire’s Policies”);
(d)Employees responsible for (a) preparing the Company’s financial statements; (b) reporting information to be included in the Company’s SEC filings or other public disclosures; and disseminating or producing the Company’s public statements shall annually acknowledge review of the Disclosure Controls and Procedures Policy (CP-008) or its successor policy.
(e)Training shall be done remotely, unless Redwire decides to require in-person attendance. Training shall be interactive and Internet-based where practicable.
(f)Upon completion of training, the person receiving the training shall provide or receive a certification of completion, electronically generated or otherwise. Each certification shall be maintained by the People Team in accordance with Redwire’s standard recordkeeping practices.
Director Education. Redwire shall, at least annually, provide the Board an education program designed for directors of publicly-traded companies during one or more Board meetings. Such training may include coverage of rules and regulations regarding public disclosures, standards governing internal controls over financial reporting including those promulgated in the Committee of Sponsoring Organizations of the Treadway Commission Framework, corporate governance, assessment of risk, compliance, auditing, and reporting requirements for publicly-traded corporations.

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IV.PLAINTIFF’S COUNSEL’S APPLICATION FOR ATTORNEYS’ FEES AND EXPENSES

After negotiating and reaching full agreement on the Reforms, Plaintiff’s Counsel and Redwire, acting by and through Counsel for Defendants, attempted to negotiate the attorneys’ fees and expenses the Defendants’ insurers would pay to Plaintiff’s Counsel based on the substantial benefits conferred upon Redwire and its stockholders by the Settlement. Having reached an impasse, the parties agreed to mediate with Ms. Yoshida, an independent mediator with substantial experience mediating shareholder derivative actions. Ultimately, the parties reached agreement after accepting Ms. Yoshida’s double-blind mediators’ recommendation. In light of the substantial benefits conferred by Plaintiff’s Counsel’s efforts upon Redwire and its stockholders, Redwire, acting by and through its Board, has agreed that Defendants’ insurers will pay nine hundred twelve thousand five hundred dollars and no cents ($912,500.00) in attorneys’ fees and expenses, subject to Court approval (the “Fee and Expense Amount”). Plaintiff’s Counsel has informed Defendants that they intend to apply to the Court for a service award to Plaintiff for the time and expenses Plaintiff expended in the prosecution of the Derivative Action of five thousand dollars ($5,000.00) to be payable from the Fee and Expense Amount awarded to Plaintiff’s Counsel (the “Service Award”).
V.REASONS FOR THE SETTLEMENT

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The Settling Parties have determined that it is desirable and beneficial that the Derivative Action, and all of their disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation, and Plaintiff’s Counsel believe that the Settlement is in the best interests of the Settling Parties, Redwire, and its shareholders.
A.Why Did the Settling Defendants Agree to Settle?
The Settling Defendants have denied and continue to deny each of the claims and contentions alleged by the Plaintiff in the Derivative Action. The Settling Defendants expressly have denied and continue to deny all allegations of wrongdoing or liability against them or any of them arising out of, based upon, or related to, any of the conduct, statements, acts or omissions alleged, or that could have been alleged in the Derivative Action. Without limiting the foregoing, the Settling Defendants have denied and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to Redwire or its shareholders, or that Plaintiff, Redwire, or its shareholders suffered any damage or were harmed as a result of any conduct alleged in the Derivative Action. The Settling Defendants have further asserted and continue to assert that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Redwire and its shareholders.

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Nonetheless, the Settling Defendants also have taken into account the expense, uncertainty, and risks inherent in any litigation, especially in complex cases like the Derivative Action, and that the proposed Settlement would, among other things: (a) bring to an end the expenses, burdens, and uncertainties associated with the continued litigation of the claims asserted in the Derivative Action; (b) finally put to rest those claims and the underlying Derivative Action; and (c) confer substantial benefits upon them, including further avoidance of disruption of their duties due to the pendency and defense of the Derivative Action. Therefore, the Settling Defendants have determined that it is desirable and beneficial that the Derivative Action, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. Pursuant to the terms of the Settlement, the Stipulation (including all of the Exhibits hereto) shall in no event be construed as or deemed to be evidence of an admission or concession by the Settling Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever.
B.Why Did Stockholders Agree to Settle?
Plaintiff and Plaintiff’s Counsel believe that the claims asserted in the Derivative Action have merit. However, Plaintiff and Plaintiff’s Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Derivative Action against the Settling Defendants

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through trial(s) and potential appeal(s). Plaintiff and Plaintiff’s Counsel also have considered the uncertain outcome and the risk of any litigation, especially in complex actions such as the Derivative Action, as well as the difficulties and delays inherent in such litigation. Plaintiff and Plaintiff’s Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Derivative Action. Based on their evaluation, Plaintiff and Plaintiff’s Counsel have determined that the Settlement set forth in the Stipulation is in the best interests of Redwire and its shareholders.
VI.SETTLEMENT HEARING
On     , 2026, at : .m., the Court will hold the Settlement Hearing at the Bryan Simpson United States Courthouse, 300 North Hogan Street, Jacksonville, Florida 32202. At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable, and adequate and thus should be finally approved, whether the agreed-to Fee and Expense Amount should be approved, and whether the Derivative Action should be dismissed with prejudice pursuant to the Stipulation.
VII.RIGHT TO ATTEND SETTLEMENT HEARING
Any current Redwire shareholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are

24

set forth below. The Court has the right to adjourn the date of the Settlement Hearing or modify any other dates without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. Current Redwire shareholders who have no objection to the Settlement do not need to appear at the Settlement Hearing or take any other action.
VIII.RIGHT    TO    OBJECT    TO    THE    PROPOSED    DERIVATIVE SETTLEMENT AND PROCEDURES FOR DOING SO
Any current Redwire stockholder may appear and show cause, if he, she, or it has any reason why the Settlement of the Derivative Action should not be approved as fair, reasonable, and adequate, or why a judgment should not be entered thereon, or why requested attorneys’ fees and expenses should not be approved. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures.
A.You Must Make Detailed Objections in Writing
Any objections must be presented in writing and must contain the following information:
1.Your name, legal address, and telephone number;
2. The case name and number (Yingling v. Cannito, et al., Case No. 3:24-CV-01172-BJD-LLL (M.D. Fla.));

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3.Proof of being a Redwire shareholder as of the Record Date, February 26, 2026;
4.The date(s) you acquired your Redwire shares;

5.A statement of each objection being made;

6.Notice of whether you intend to appear at the Settlement Hearing.
You are not required to appear; and

7.Copies of any papers you intend to submit, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.
The Court may not consider any objection that does not substantially comply with these requirements.
B.You Must Timely Deliver Written Objections to the Court
Unless otherwise ordered by the Court, no current Redwire shareholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the District Court Approval Order to be entered thereon approving the same, unless that person has, at least twenty-one (21) calendar days before the Settlement Hearing, filed with the Clerk of the Court appropriate proof of Redwire stock ownership, along with written objections, including the basis therefore, and all other information detailed herein.

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All written objections and supporting papers must be submitted to the Court either by mailing them to:
Clerk of the Court
United States District Court
Middle District Of Florida
Bryan Simpson United States Courthouse
300 North Hogan Street
Jacksonville, Florida 32202

OR by filing them in person at any location of the United States District Court for the Middle District of Florida. An attorney hired by a shareholder for the purpose of objecting to the Settlement must file a notice of appearance with the Clerk of the Court no later than twenty-one (21) calendar days before the Settlement Hearing.
YOUR WRITTEN OBJECTIONS MUST BE POSTMARKED OR ON FILE WITH THE CLERK FOR THE COURT NO LATER THAN     .
Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court.
Your written objection must also be mailed to:

Plaintiff’s Counsel:
RIGRODSKY LAW, P.A.
Seth D. Rigrodsky
Vincent A. Licata
225 Broadway, Suite 3707
New York, NY 10007
Telephone: (212) 201-7692
sdr@rl-legal.com
vl@rl-legal.com

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-    And    -
Defendants’ Counsel:

SHUTTS & BOWEN LLP
ALFRED J. BENNINGTON, JR.
Florida Bar No. 0404985
bbennington@shutts.com
GLENNYS ORTEGA RUBIN
Florida Bar No. 556361
grubin@shutts.com
300 S. Orange Avenue, Suite 1600
Orlando, FL 32801
Telephone: (407) 835-6755
-    And    -
MCCARTER & ENGLISH, LLP
DANIEL M. SILVER
dsilver@mccarter.com
SARAH E. DELIA
sdelia@mccarter.com
Renaissance Centre
405 N. King St., 8th Floor
Wilmington, DE 19801
Telephone: (302) 984-6331

Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement as incorporated in the Stipulation or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding, and, unless otherwise ordered by the Court, shall be bound by the Judgment to be entered and the releases to be given.

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IX.HOW TO OBTAIN ADDITIONAL INFORMATION
This Notice summarizes the Stipulation. It is not a complete statement of the events of the Derivative Action or the Settlement contained in the Stipulation.
You may inspect the Stipulation and other papers in the Derivative Action at the United States District Clerk’s office at any time during regular business hours of each business day. The Clerk’s office is located at the United States District Court for the Bryan Simpson United States Courthouse, 300 North Hogan Street, Jacksonville, Florida 32202. However, you must appear in person to inspect these documents. The Clerk’s office will not mail copies to you. You may also view and download the Stipulation via the Public Access to Court Electronic Records (PACER) system at pacer.uscourts.gov.
If you have any questions about matters in this Notice, you may contact:
RIGRODSKY LAW, P.A.
Seth D. Rigrodsky
Vincent A. Licata
225 Broadway, Suite 3707
New York, NY 10007
Telephone: (212) 201-7692
sdr@rl-legal.com
vl@rl-legal.com
PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO THE COURT OR THE CLERK’S OFFICE.

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IT IS SO ORDERED.

DATED:	BY ORDER OF THE COURT UNITED STATES DISTRICT COURT MIDDLE DISTRICT OF FLORIDA

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EXHIBIT C

UNITED STATES DISTRICT COURT
FOR THE MIDDLE DISTRICT OF FLORIDA
JACKSONVILLE DIVISION

NICHOLAS YINGLING, derivatively on behalf of Nominal Defendant, REDWIRE CORPORATION,

Plaintiff,

v.

PETER CANNITO, LES DANIELS, REGGIE BROTHERS, JOANNE ISHAM, KIRK KONERT, JONATHAN E. BALIFF, JOHN S. BOLTON, and WILLIAM READ,

Defendants,

and

REDWIRE CORPORATION,

Nominal Defendant.
Case No. 3:24-CV-01172-BJD-LLL SHORT-FORM NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

1

TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF THE REDWIRE CORPORATION (“REDWIRE” OR THE “COMPANY”) AS OF FEBRUARY 26, 2026 (THE “RECORD DATE”)

PLEASE TAKE NOTICE that the above-captioned shareholder derivative action (the “Derivative Action”) is being settled on the terms set forth in a Stipulation of Settlement, dated February 26, 2026 (the “Stipulation”).1
Under the terms of the Stipulation, as part of the proposed Settlement, Redwire will adopt a series of comprehensive corporate governance reforms. These changes, which are detailed more fully in the Stipulation and Long-Form Notice, are intended to address the claims asserted in the Derivative Action and to enhance, overall, the Company’s corporate governance. The Parties agree and Redwire acknowledges that the corporate governance changes confer substantial benefits upon Redwire and its shareholders.
After negotiating and reaching full agreement on the Reforms, Plaintiff’s Counsel and Redwire separately, and through mediation, negotiated the attorneys’ fees and expenses payable to Plaintiff’s Counsel based on the substantial benefits conferred upon Redwire and its stockholders by the Settlement. In light of the substantial benefits conferred, Redwire, acting by and

1 This notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the United States District Court for the Middle District of Florida. A link to the Form 8-K filed with the SEC regarding the Settlement may be found on the Company’s website at https://ir.redwirespace.com/. Capitalized terms not otherwise defined shall have the same meanings as set forth in the Stipulation.

2

through its Board, has agreed that Defendants’ insurers will pay nine hundred twelve thousand five hundred dollars and no cents ($912,500.00) in attorneys’ fees and expenses, subject to Court approval (the “Fee and Expense Amount”).
IF YOU WERE A RECORD OR BENEFICIAL OWNER OF REDWIRE COMMON STOCK AS OF FEBRUARY 26, 2026, PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY AS YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE ABOVE-REFERENCED LITIGATION.
On     , 2026, at : .m., a hearing (the “Settlement Hearing”) will be held at the Bryan Simpson United States Courthouse, 300 North Hogan Street, Jacksonville, Florida 32202 to determine: (i) whether the terms of the Settlement are fair, reasonable, and adequate and thus should be finally approved; (ii) whether the agreed to Fee and Expense Amount should be approved; and (iii) whether the Derivative Action should be dismissed with prejudice pursuant to the Stipulation.
Any Redwire shareholder that objects to the Settlement shall have a right to appear and to be heard at the Settlement Hearing, provided that he, she, or it was a shareholder of record or beneficial owner as of February 26, 2026. Any Redwire shareholder who satisfies this requirement may enter an appearance through counsel of such shareholder’s own choosing and at such shareholder’s own expense, or may appear on their own. However, no shareholder of Redwire shall

3

be heard at the Settlement Hearing unless, no later than twenty-one (21) calendar days before the Settlement Hearing, such shareholder has filed with the Court and counsel for parties, a written notice of objection containing the following information:
1.Your name, legal address, and telephone number;
2. The case name and number (Yingling v. Cannito, et al., Case No. 3:24-CV-01172-BJD-LLL (M.D. Fla.));
3. Proof of being a Redwire shareholder as of the Record Date, February 26, 2026;
4.The date(s) you acquired your Redwire shares;
5.A statement of each objection being made;

6.Notice of whether you intend to appear at the Settlement Hearing.
You are not required to appear; and
7. Copies of any papers you intend to submit, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.
Only shareholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise.

4

If you wish to object to the proposed Settlement, you must file the written objection described above with the Court and provide to counsel for the parties twenty-one (21) calendar days before the Settlement Hearing.
Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement as incorporated in the Stipulation or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding, and, unless otherwise ordered by the Court, shall be bound by the Judgment to be entered and the releases to be given.
If you have any questions about matters in this Notice, you may contact:

RIGRODSKY LAW, P.A.
Seth D. Rigrodsky Vincent A. Licata
225 Broadway, Suite 3707
New York, NY 10007
Telephone: (212) 201-7692
sdr@rl-legal.com
vl@rl-legal.com

PLEASE DO NOT CONTACT THE COURT OR CLERK’S OFFICE REGARDING THIS NOTICE.

DATED:	, 2026	BY ORDER OF THE COURT UNITED STATES DISTRICT COURT MIDDLE DISTRICT OF FLORIDA

5

EXHIBIT D

UNITED STATES DISTRICT COURT
FOR THE MIDDLE DISTRICT OF FLORIDA
JACKSONVILLE DIVISION

NICHOLAS YINGLING, derivatively on behalf of Nominal Defendant, REDWIRE CORPORATION,

Plaintiff,

v.

PETER CANNITO, LES DANIELS, REGGIE BROTHERS, JOANNE ISHAM, KIRK KONERT, JONATHAN E. BALIFF, JOHN S. BOLTON, and WILLIAM READ,

Defendants,

and

REDWIRE CORPORATION,

Nominal Defendant.
Case No. 3:24-CV-01172-BJD-LLL [PROPOSED] ORDER AND FINAL JUDGMENT

A hearing having been held before this Court on      , 2026, pursuant to the Court’s order of     , 2026 (the “Preliminary Approval Order”), upon the Stipulation of Settlement dated February 26, 2026 (“Stipulation”), entered into between and among the Settling Parties, which is incorporated by reference1, it appearing that due notice of the hearing has been given to Redwire stockholders in accordance with the Preliminary Approval Order, the Settling Parties having appeared through their respective attorneys of record, the Court having heard and considered evidence in support of the proposed Settlement, the attorneys for the Settling Parties having been heard, an opportunity to be heard having been given to all other persons requesting to be heard in accordance with the Preliminary Approval Order, the Court having determined that notice to Redwire stockholders was adequate and sufficient, and the entire matter of the proposed Settlement having been heard and considered by the Court, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that:
1.The Court has jurisdiction over the subject matter of the Derivative Action, and all matters relating to the Settlement of the Derivative Action, as well as personal jurisdiction over the Settling Parties and all Redwire shareholders, and it is further determined that Plaintiff, the Settling Defendants, the Company, and

1    Unless otherwise defined, all capitalized terms contained herein not otherwise defined shall have the meanings as set forth in the Stipulation.

all Redwire shareholders, as well as their respective heirs, executors, successors, and assigns, are bound by this Order.
2.Notice has been given to all Redwire shareholders, pursuant to and in the manner directed by the Preliminary Approval Order, proof of dissemination of the Settlement Notice has been filed with the Court, and full opportunity to be heard has been offered to all Settling Parties and to all other persons and entities with an interest in matters relating to the Settlement. The form and manner of the Settlement Notice is hereby determined to have provided due and sufficient notice of the Settlement and to have been given in full compliance with the requirements of Rule 23.1 and due process.
3.Based on the record before the Court, each of the provisions of Rule

23.1 has been satisfied and the Derivative Action has been properly maintained according to the provisions of Rule 23.1.
4.The Settlement is found to be fair, reasonable, adequate, and is hereby approved pursuant to Rule 23.1. The Settling Parties are hereby authorized and directed to comply with and to consummate the Settlement in accordance with its terms and provisions.
5.This Derivative Action is hereby dismissed with prejudice, and the Clerk is directed to enter and docket this Judgment.

6.The Court hereby dismisses the Derivative Action with prejudice as to the Released Parties. The Parties in the Derivative Action shall bear their own fees, costs, and expenses, except as otherwise provided in Paragraph 10 below or as otherwise provided in the Stipulation or the Preliminary Approval Order.
7.Upon the Effective Date, Plaintiff and Redwire, for good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be deemed to have, and by operation of law and of the Judgment shall have, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, and discharged and dismissed with prejudice each and every one of the Released Claims against the Released Persons.
8.Upon the Effective Date, Plaintiff (acting on his own behalf and derivatively on behalf of Redwire and its stockholders), and Redwire, for good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be forever barred and enjoined from commencing, instituting, or prosecuting any of the Released Claims against any of the Released Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.
9.Upon the Effective Date, each of the Released Persons, for good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be deemed to have, and by operation of law and of this

Judgment shall have, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, and discharged Plaintiff and Plaintiff’s Counsel from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Derivative Action or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.
10.The Court hereby approves Plaintiff’s Counsel’s Fee and Expense Amount (in the sum of $    ), which the Court finds to be fair and reasonable, to be paid in accordance with the terms of the Stipulation.
11.The Court hereby approves Plaintiff’s Service Award (in the sum of

$    ), in recognition of his participation and efforts in the prosecution of the Derivative Action, to be awarded from the Fee and Expense Amount. The Court finds that the Service Award is fair and reasonable.
12.No proceedings or Court order with respect to the Fee and Expense Amount shall in any way disturb or affect this Judgment (including precluding the Judgment from being Final or otherwise being entitled to preclusive effect), and any such proceedings or Court order shall be considered separate from this Judgment.

13.The Parties are hereby authorized, without further approval from the Court, to agree to adopt such amendments, modifications, and expansions of the Stipulation that are consistent with this Judgment and the Stipulation and that do not materially limit the rights of the Settling Parties or Redwire shareholders under the Stipulation.
14.Nothing in this Judgment shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.
15.Neither this Order nor the Stipulation or their negotiation, nor any proceedings taken pursuant thereto shall be deemed or argued to be evidence of or to constitute an admission or concession by the Settling Defendants or the Company.
16.The Settling Parties and their respective counsel at all times complied with the requirements of Rule 11 of the Federal Rules of Civil Procedure and all other similar laws relating to the institution, prosecution, defense, or settlement of the Derivative Action.
17.In the event that the Settlement is terminated pursuant to the terms of the Stipulation or if any of the conditions in ¶ 7.1 of the Stipulation do not occur for any reason, then (i) the Settlement and the Stipulation shall be canceled and terminated; (ii) this Order and the Judgment and any related orders entered by the Court shall in all events be treated as vacated, nunc pro tunc; (iii) the release of the

Released Claims provided for in this Order shall be null and void; (iv) the fact of the Settlement shall not be admissible in any proceeding before any court or tribunal; (v) all proceedings in, and parties to, the Action shall revert to their status immediately prior to the Settling Parties entry into the Stipulation, and no materials created by or received from another party that were used in, obtained during, or related to Settlement discussions shall be admissible for any purpose in any court or tribunal, or used, absent consent from the disclosing party, for any other purpose or in any other capacity, except to the extent that such materials are required to be produced during discovery in the Derivative Action or in any other litigation; and (vi) the Settling Parties shall proceed in all respects as if the Stipulation had not been entered into by the Settling Parties.
18.The Clerk of the Court is directed to immediately enter this final judgment in the Derivative Action.

IT IS SO ORDERED.

DATED:
THE HONORABLE TIMOTHY J. CORRIGAN, UNITED STATES DISTRICT JUDGE